SUPPLEMENT

DATED JUNE 1, 2010 TO

THE HARTFORD MONEY MARKET FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010

1.               Effective June 1, 2010, the “Principal Investment Strategy” section of each of the above-referenced Prospectuses for The Hartford Money Market Fund (the “Fund”) is replaced as follows:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its total assets in securities of foreign issuers.

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will: (i) maintain a dollar-weighted average portfolio maturity of 60 days or less; and (ii) maintain a dollar-weighted average life to maturity of 120 days or less.

There can be no guarantee that the Fund will achieve or maintain any particular level of yield.  In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

2.               Effective June 1, 2010, the “Disclosure of Portfolio Holdings” of section of the Fund’s Prospectus is replaced as follows:

Disclosure of Portfolio Holdings

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except that if: (a) a Fund is a “fund of funds”, the Fund will publicly disclose on the Funds’ web site its complete month-end portfolio holdings (of underlying funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of the month; (b) if a Fund has a wholly-owned subsidiary, the Fund will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly); and (c) as of October 7, 2010, The Hartford Money Market Fund (the “Money Market Fund”) will publicly disclose no later than 5 business days after the end of the month on the Fund’s web site its complete month-end portfolio holdings (including the information about each holding required by Rule 2a-7) for a period of not less than six (6) months.

Each Fund (other than a “fund of funds” or, as of October 7, 2010, the Money Market Fund) also will publicly disclose on the Fund’s web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) on the Funds’ website no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose the largest ten fixed income holdings and its largest ten equity holdings (and the percentage invested in each holding) no earlier than 15 days after the end of each month and (2) if a Fund has a wholly-owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

HV-7023	June 2010